Dear Shareholder: The Victory Prospectus for the following Funds is being revised to reflect the planned liquidation of the Limited Tem Income Fund. The information in this Supplement is important and is part of your Prospectus.

                             The Victory Portfolios

                            Limited Term Income Fund
                            Intermediate Income Fund
                                 Fund for Income
                          Investment Quality Bond Fund

                         Supplement dated June 15, 2001
                    To the Prospectus Dated February 27, 2001




On May 23, 2001, the Board of Trustees of The Victory Portfolios approved a plan to liquidate the Victory Limited Term Income Fund (the Fund). The Plan of Liquidation and Termination provides that the Fund will liquidate its assets on or about September 28, 2001. Upon the liquidation, the Fund will redeem all shares and will distribute its assets pro rata to all remaining shareholders. Effective, June 29, 2001, only current shareholders of the Fund may purchase new shares. Prior to the liquidation, the Fund will pay any dividends in accordance with the current dividend option you selected for your account. That is, if you elected to receive dividends in additional shares, you will continue to receive your dividends in additional shares until the Fund is liquidated.

Additionally -

o You may exchange your Class A Shares of the Fund for Class A Shares of another fund of the Victory Portfolios. If you acquire Class A Shares of a Fund with a higher sales charge, you will pay the percentage point difference between the sales that applies to your Fund and the new Fund. For example, if you acquire Class A Shares of a Fund with a 5.75% sales charge, you would pay the 3.75% difference. You may qualify for a reduction or waiver of the sales charge. Please see page 16 of the Prospectus. Please contact your Investment Professional or the Victory Portfolios at 800-539-3863 if you need additional information.

o Shareholders of other Victory Funds who are not current investors in the Fund may no longer exchange from those other funds into the Fund. Participants of 401K plans should contact their benefits or plan administration service agents for further information about alternative investment options.

o     The Fund reserves the right to further restrict sales of Fund shares.

At the close of business on Friday, September 28, 2001 (or such other effective date of the liquidation), the Fund will distribute all of its assets in cash to its shareholders. Prior to that time, the proceeds from the sale of portfolio securities may be invested in cash equivalent securities or held in cash.








Please insert this Supplement in the front of your Prospectus. If you would like to obtain additional information, please call the Victory Funds at 800-539-3863.


                               VF-TXFI-SUP2 (6/01)